For Immediate Release

8x8, Inc. Reports Second Quarter Fiscal 2017 Financial Results

Total Revenue Increases 24% YoY to a Record $63.2 Million
Service Revenue from Mid-Market and Enterprise Customers Increases 36% YoY and
Represents 53% of Total Service Revenue
GAAP Net Income of $27k; Non-GAAP Net Income of $5.3 Million

SAN JOSE, CA - October 26, 2016 -- 8x8, Inc. (NASDAQ:EGHT), the leading provider of Enterprise Communications as a Service (ECaaS), today reported record financial results for the second quarter of fiscal 2017 ended September 30, 2016.

Second Quarter Fiscal 2017 Financial Highlights:
  Total revenue grew 24% year-over-year to $63.2 million; service revenue grew 23% year-over-year to $57.7 million.
  Service revenue from mid-market and enterprise customers grew 36% year-over-year organically and represents over 53% of the Company's total service revenue.
  New monthly recurring revenue (MRR) sold to mid-market and enterprise customers and by channel sales teams increased 30% year-over-year and accounted for 65% of total MRR booked in the quarter.
  GAAP net income was $27k, or $0.00 per diluted share; non-GAAP net income was $5.3 million, or $0.06 per diluted share.
  GAAP gross margin was 74%, compared with 73% in the same period last year; non-GAAP gross margin remained unchanged year-over-year at 75%.
  GAAP service margin was 81%, compared with 80% in the same period last year; non-GAAP service margin was 83%, compared with 82% in the same period last year.

"8x8 had a strong second quarter of fiscal 2017 with 24% year-over-year revenue growth and continued traction moving upmarket. 65% of the new monthly recurring revenue booked during the quarter came from our mid-market, enterprise and channel sales teams," said 8x8 CEO Vik Verma."This segment of our business continues to be a strong growth driver and now accounts for over 53% of our services revenue, compared with 48% one year ago,"

"Our integrated Virtual Office and Virtual Contact Center solution remains a key differentiator with these large customer wins, leading to six of our top ten deals in the quarter subscribing to both services. As customers and prospects learn more about the benefits of digital communications, enhanced features and capabilities are taking on greater importance and we look forward to driving continued technology innovation to maximize the business value of our solutions for customers worldwide."

Additional Second Quarter and Year-to-Date Highlights:

  Average monthly service revenue per business customer was $409, compared with $360 in the same year ago period.
  Gross monthly revenue churn was 0.6%, compared with 0.7% in the same period last year.
  Cash generated from operating activities was $6.9 million, compared with $2.5 million in the same period last year.
  Cash, cash equivalents and investments were $170 million at September 30, 2016, compared with $149 million on September 30, 2015.
  Placement awarded in Leaders quadrant of the 2016 Gartner "Magic Quadrant for Unified Communications as a Service (UCaaS), Worldwide" for the fifth consecutive year.
  Placement awarded in Challengers quadrant of the 2016 Gartner "Magic Quadrant for Contact Center as a Service (CCaaS), North America" for the second consecutive year.
  Services platform launched in three international data centers - Amsterdam, Brazil and Singapore - for a total of 12 data centers worldwide.
  New customer support center opened in Manila, Philippines.
  Quality Management solution for Virtual Contact Center released to production.
  Four new digital communications patents granted for a total of 125 awarded patents.

8x8 increased its annual revenue guidance for fiscal 2017 to a range of $251.0 million to $254.0 million from a range of $249.0 million to $253.0 million and maintained guidance for full year non-GAAP net income in the range of $16.0 million to $20.0 million, representing non-GAAP net income as a percent of revenue of 6.5% to 8.0%.

Conference Call Information:

Management will host a conference call to discuss these results and other matters related to the Company's business today, October 26, 2016 at 4:30 pm ET. The call is accessible via the following numbers and webcast links:

Dial In:	(877) 843-0417, domestic (408) 427-3791, international
Replay:	(855) 859-2056, domestic (Conference ID #92932960) (404) 537-3406, international (Conference ID #92932960)
Webcast:	http://investors.8x8.com/

Participants should plan to dial in or log on ten minutes prior to the start time. A telephonic replay of the call will be available three hours after the conclusion of the call until November 2, 2016. The webcast will be archived on 8x8's website for a period of one year. For additional information, visit http://investors.8x8.com.

About 8x8, Inc.

8x8, Inc. (NASDAQ:EGHT) is the trusted provider of secure and reliable enterprise cloud communications solutions to more than 45,000 businesses operating in over 100 countries across six continents. 8x8's out-of-the-box cloud solutions replace traditional on-premises PBX hardware and software-based systems with a flexible and scalable Software as a Service (SaaS) alternative, encompassing cloud business phone service, contact center solutions, and conferencing. For additional information, visit www.8x8.com, www.8x8.com/UK or connect with 8x8 on LinkedIn, Twitter, Google+ and Facebook.

Non-GAAP Measures

The Company has provided in this release financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (GAAP). Management uses these non-GAAP financial measures internally in analyzing our financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating the Company's ongoing operational performance. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating 8x8's ongoing operating results and trends and in comparing financial results with other companies in the industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. This reconciliation has been provided in the financial statement tables included below in this press release.

Non-GAAP Net Income and Non-GAAP Net Income Per Share

We have defined non-GAAP net income as net income for GAAP plus non-cash tax adjustments, stock-based compensation, amortization of acquired intangible assets, and acquisition-related costs. Non-cash tax adjustments represent the difference between the amount of taxes we expect to pay and our GAAP tax provision each period. We have excluded stock-based compensation expense because it relies on estimates and assumptions about future events, such as our future common stock price and the duration of employee service, as well as valuations that are affected by market factors largely outside management's control. Amortization of acquired intangible assets is excluded because it is a non-cash expense that we do not consider part of ongoing operations when assessing our financial performance, as it relates to accounting for certain purchased assets. We have excluded acquisition-related expenses because these expenses are difficult to predict and are often one-time. We define non-GAAP net income per share as non-GAAP net income divided by the weighted-average diluted shares outstanding. We define non-GAAP net income percentage of revenue as non-GAAP net income divided by revenue. The GAAP and non-GAAP weighted average number of diluted shares to calculate GAAP and non-GAAP earnings per share are the same. We believe that such exclusions facilitate comparisons to our historical operating results and to the results of other companies in the same industry, and provides investors with information that we use in evaluating management's performance on a quarterly and annual basis.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. These statements include, without limitation, information about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, market acceptance of new or existing services and features, success of our efforts to target mid-market and larger distributed enterprises, changes in the competitive dynamics of the markets in which we compete, customer cancellations and rate of churn, impact of current economic climate and adverse credit markets on our target customers, our ability to scale our business, our reliance on infrastructure of third-party network services providers, risk of failure in our physical infrastructure, risk of failure of our software, our ability to maintain the compatibility of our software with third-party applications and mobile platforms, continued compliance with industry standards and regulatory requirements, risks relating to our strategies and objectives for future operations, including the execution of integration plans and realization of the expected benefits of our acquisitions, the amount and timing of costs associated with recruiting, training and integrating new employees, introduction and adoption of our cloud communications and collaboration services in markets outside of the United States, risks regarding compliance with regulations in the United States and foreign jurisdictions in which our services are provided, and general economic conditions that could adversely affect our business and operating results. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

# # #

Investor Contact:
8x8, Inc.
Joan Citelli, 408-654-0970
joan.citelli@8x8.com

Media Contact:
8x8, Inc.
Neha Mirchandani, 669-256-5095
neha.mirchandani@8x8.com

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts; unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Service revenue	$57,717	$46,951	$113,013	$91,119
Product revenue	5,466	3,991	10,211	7,715
Total revenue	63,183	50,942	123,224	98,834

Operating expenses:
Cost of service revenue (1)	10,837	9,186	21,072	17,645
Cost of product revenue	5,782	4,596	11,287	8,978
Research and development (2)	6,505	6,446	13,215	11,526
Sales and marketing (3)	33,691	26,730	65,382	50,554
General and administrative (4)	6,747	5,657	13,548	11,725
Total operating expenses	63,562	52,615	124,504	100,428
Loss from operations	(379)	(1,673)	(1,280)	(1,594)
Other income, net	391	204	801	438
Income (loss) from operations before provision (benefit) for income taxes	12	(1,469)	(479)	(1,156)
Provision (benefit) for income taxes	(15)	423	22	1,208
Net income (loss)	$27	$(1,892)	$(501)	$(2,364)

Net income (loss) per share:
Basic	$0.00	$(0.02)	$(0.01)	$(0.03)
Diluted	$0.00	$(0.02)	$(0.01)	$(0.03)

Weighted average number of shares:
Basic	89,987	88,557	89,171	88,397
Diluted	93,447	88,557	89,171	88,397

(1)(2)(3)(4) - See reconciliation of GAAP measures to non-GAAP measures.

8x8, Inc.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, unaudited)

(1) Amounts include amortization of acquired intangible assets, and stock-based compensation as follows:
	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP cost of service revenue	$10,837	$9,186	$21,072	$17,645
Amortization of acquired intangible assets	(561)	(628)	(1,154)	(834)
Stock-based compensation expense	(440)	(263)	(800)	(482)
Non-GAAP cost of service revenue	$9,836	$8,295	$19,118	$16,329
Non-GAAP cost of service revenue as a percentage of service
revenue	17.0%	17.7%	16.9%	17.9%

(2) Amounts include stock-based compensation and acquisition related expenses as follows:
	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP research and development	$6,505	$6,446	$13,215	$11,526
Stock-based compensation expense	(863)	(726)	(1,750)	(1,257)
Acquisition related expenses	-	-	-	(5)
Non-GAAP research and development	$5,642	$5,720	$11,465	$10,264
Non-GAAP research and development as a percentage of total
revenue	8.9%	11.2%	9.3%	10.4%

(3) Amounts include amortization of acquired intangible assets, stock-based compensation, and acquisition related
expenses as follows:
	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP sales and marketing	$33,691	$26,730	$65,382	$50,554
Amortization of acquired intangible assets	(347)	(390)	(714)	(730)
Stock-based compensation expense	(1,751)	(1,422)	(3,666)	(2,619)
Acquisition related expenses	-	-	-	(27)
Non-GAAP sales and marketing	$31,593	$24,918	$61,002	$47,178
Non-GAAP sales and marketing as a percentage of total
revenue	50.0%	48.9%	49.5%	47.7%

(4) Amounts include stock-based compensation, and acquisition related expenses as follows:
	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP general and administrative	$6,747	$5,657	$13,548	$11,725
Stock-based compensation expense	(1,454)	(1,106)	(3,343)	(2,181)
Acquisition related expenses	-	(121)	-	(1,011)
Non-GAAP general and administrative	$5,293	$4,430	$10,205	$8,533
Non-GAAP general and administrative as a percentage of total
revenue	8.4%	8.7%	8.3%	8.6%

8x8, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	September 30,	March 31,
	2016	2016
ASSETS
Current assets
Cash and cash equivalents	$32,094	$33,576
Short-term investments	137,650	129,274
Accounts receivable, net	11,661	11,070
Inventory	464	520
Deferred tax assets	-	5,382
Other current assets	7,366	6,078
Total current assets	189,235	185,900
Property and equipment, net	15,315	12,375
Intangible assets, net	18,212	21,464
Goodwill	45,290	47,420
Non-current deferred tax asset	48,565	43,189
Other assets	5,415	3,104
Total assets	$322,032	$313,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$14,026	$10,954
Accrued compensation	9,995	10,063
Accrued warranty	333	326
Accrued outside commissions	2,183	2,186
Deferred revenue	2,281	1,925
Other accrued liabilities	8,457	9,280
Total current liabilities	37,275	34,734

Other liabilities	3,433	3,412
Total liabilities	40,708	38,146

Total stockholders' equity	281,324	275,306
Total liabilities and stockholders' equity	$322,032	$313,452

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Six Months Ended
	September 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(501)	$(2,364)
Adjustments to reconcile loss to net cash
provided by operating activities:
Depreciation	2,979	2,275
Amortization of intangible assets	1,868	1,563
Amortization of capitalized software	296	456
Net accretion of discount and amortization of premium on
marketable securities	171	435
Stock-based compensation expense	9,559	6,539
Deferred income tax (benefit) provision	(153)	687
Other	328	248
Changes in assets and liabilities:
Accounts receivable, net	(1,859)	(2,976)
Inventory	38	(200)
Other current and noncurrent assets	(2,216)	(794)
Deferred cost of goods sold	(119)	(77)
Accounts payable	3,133	132
Accrued compensation	46	1,234
Accrued warranty	7	(14)
Accrued taxes	290	891
Deferred revenue	367	(621)
Accrued outside commissions	(3)	874
Other current and noncurrent liabilities	(807)	(1,173)
Net cash provided by operating activities	13,424	7,115

Cash flows from investing activities:
Purchases of property and equipment	(5,230)	(2,118)
Cost of capitalized software	(2,443)	(708)
Purchase of businesses, net of cash acquired	-	(23,434)
Proceeds from maturity of investments	29,225	24,106
Sales of investments - available for sale	26,863	31,299
Purchases of investments - available for sale	(64,517)	(52,286)
Net cash used in investing activities	(16,102)	(23,141)

Cash flows from financing activities:
Capital lease payments	(333)	(200)
Payment of contingent consideration and escrow	(200)	(150)
Repurchase of common stock	(842)	(10,133)
Proceeds from issuance of common stock under employee stock plans	2,600	2,076
Net cash provided by (used in) financing activities	1,225	(8,407)

Effect of exchange rate changes on cash	(29)	118
Net decrease in cash and cash equivalents	(1,482)	(24,315)

Cash and cash equivalents, beginning of the period	33,576	53,110
Cash and cash equivalents, end of the period	$32,094	$28,795

8x8, Inc.
Selected Operating Statistics

	Three Months Ended
	Sept. 30, 2015	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016

Business customer average monthly service revenue per customer (1)	$ 360	$ 369	$ 385	$ 399	$ 409
Monthly business service revenue churn (2)(3)	0.7%	1.2%	0.4%	0.5%	0.6%

Overall service margin	80%	80%	81%	81%	81%
Overall product margin	-15%	-21%	-18%	-16%	-6%
Overall gross margin	73%	72%	72%	74%	74%

(1)

Business customer average monthly service revenue per customer is service revenue from business customers in the period divided by the number of months in the period divided by the simple average number of business customers during the period.

(2)

Business customer service revenue churn is calculated by dividing the service revenue lost from business customers (after the expiration of 30-day trial) during the period by the simple average of business customer service revenue during the same period and dividing the result by the number of months in the period.

(3)	Excludes DXI business customer service revenue churn for all periods presented.

8x8, Inc.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP NET INCOME
AND NON-GAAP NET INCOME PER SHARE
(In thousands, except per share amounts; unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (loss)	$27	$(1,892)	$(501)	$(2,364)
Adjustments:
Non-cash tax adjustments	(109)	211	(153)	687
Amortization of acquired intangible assets	908	1,017	1,868	1,563
Stock-based compensation expense	4,508	3,517	9,559	6,539
Acquisition related expenses	-	121	-	1,043
Non-GAAP net income	$5,334	$2,974	$10,773	$7,468

Reconciliation between GAAP and non-GAAP
weighted average shares used in computing basic
and diluted net income (loss) per share:
Denominator for basic calculation	89,987	88,557	89,171	88,397
Effect of dilutive securities:
Employee stock options	1,717	1,529	1,705	1,618
Employee restricted purchase rights	1,743	904	1,652	885
Denominator for diluted calculation	93,447	90,990	92,528	90,900

GAAP net income (loss) per share - Diluted	$0.00	$(0.02)	$(0.01)	$(0.03)
Adjustments:
Non-cash tax adjustments	-	-	-	0.01
Amortization of acquired intangible assets	0.01	0.01	0.02	0.02
Stock-based compensation expense	0.05	0.04	1.10	0.07
Acquisition related expenses	-	-	-	0.01
Non-GAAP net income per share - Diluted	$0.06	$0.03	$0.12	$0.08

GAAP net income or loss as a percentage of total revenue	0%	-4%	0%	-2%
Adjustments:
Non-cash tax adjustments	0%	1	0%	1%
Amortization of acquired intangible assets	1%	2%	(1)	1%
Stock-based compensation expense	7%	7%	8%	7%
Acquisition related expenses	0%	0%	0%	1%
Non-GAAP net income as a percentage of total revenue	8%	6%	9%	8%

8x8, Inc.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP
GROSS MARGIN
(In thousands, unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP gross margin	$46,564	$37,160	$90,865	$72,211
Adjustments:
Amortization of acquired intangible assets	561	628	1,154	834
Stock-based compensation expense	440	263	800	482
Non-GAAP gross margin	$47,565	$38,051	$92,819	$73,527

GAAP gross margin as a percentage of total revenue	74%	73%	74%	73%
Adjustments:
Amortization of acquired intangible assets	1%	1%	1%	1%
Stock-based compensation expense	0%	1%	0%	0%
Non-GAAP gross margin as a percentage of total revenue	75%	75%	75%	74%

8x8, Inc.
RECONCILIATION OF GAAP SERVICE MARGIN TO NON-GAAP
SERVICE MARGIN
(In thousands, unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP service margin	$46,880	$37,765	$91,941	$73,474
Adjustments:
Amortization of acquired intangible assets	561	628	1,154	834
Stock-based compensation expense	440	263	800	482
Non-GAAP service margin	$47,881	$38,656	$93,895	$74,790

GAAP service margin as a percentage of service revenue	81%	80%	81%	81%
Adjustments:
Amortization of acquired intangible assets	1%	1%	1%	1%
Stock-based compensation expense	1%	1%	1%	0%
Non-GAAP service margin as a percentage of service revenue	83%	82%	83%	82%

8x8, Inc.
RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS TO NON-GAAP
INCOME FROM OPERATIONS
(In thousands, unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
GAAP loss from operations	$(379)	$(1,673)	$(1,280)	$(1,594)
Adjustments:
Amortization of acquired intangible assets	908	1,017	1,868	1,563
Stock-based compensation expense	4,508	3,517	9,559	6,539
Acquisition related expenses	-	121	-	1,043
Non-GAAP income from operations	$5,037	$2,982	$10,147	$7,551

GAAP loss from operations as a percentage of total revenue	-1%	-3%	-1%	-2%
Adjustments:
Amortization of acquired intangible assets	2%	2%	1%	2%
Stock-based compensation expense	7%	7%	8%	7%
Acquisition related expenses	0%	0%	0%	1%
Non-GAAP income from operations as a percentage of total revenue	8%	6%	8%	8%